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                                                                    Exhibit 99.2

                                 AMENDMENT NO. 1

                                       TO

                         POOLING AND SERVICING AGREEMENT
                    DATED AS OF JUNE 1, 1999 (SERIES 1999-4)

                                     BETWEEN

            GREEN TREE FINANCIAL CORPORATION, AS SELLER AND SERVICER

                                       AND

                   U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

         This Amendment No. 1 to Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement") between Green Tree Financial Corporation (the "Company"), as seller and servicer, and U.S. Bank National Association, as trustee, is entered into between Green Tree and U.S. Bank National Association as of the 29th day of July, 1999. Any capitalized terms not otherwise defined herein shall have the meanings attached to them in the Pooling and Servicing Agreement.

         WHEREAS, U.S. Bank National Association is acting as Trustee under the Pooling and Servicing Agreement.

         WHEREAS, Section 12.07(a) of the Pooling and Servicing Agreement provides that such Pooling and Servicing Agreement may be amended, without the consent of any of the Certificateholders to correct manifest error.

         WHEREAS, it has come to the Company's attention that the Pooling and Servicing Agreement contains a manifest error in Section 3.03(c) with respect to the representations and warranties relating to the characteristics of the Contracts.

         NOW THEREFORE, the Pooling and Servicing Agreement is hereby amended as follows:

         1. Section 3.03(c) is hereby amended to state in its entirety as follows:

         "c. Characteristics of All Contracts. The Contracts have the following characteristics as of the end of the Pre-Funding Period:

                           (i) the Weighted Average Contract Rate is not less
                  than 9.50%, and not more than .02% of the Cut-off Date Pool Principal Balance is attributable to Contracts with a Contract Rate of less than 4.0%;
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                           (ii) the weighted average (by Cut-off Date Pool
                  Principal Balance) Loan-to-Value Ratio of the Contracts is not more than 89%;

                           (iii) not less than 72% of the Cut-off Date Pool
                  Principal Balance is attributable to loans for purchases of new Manufactured Homes;

                           (iv) not more than 35% of the Cut-off Date Pool
                  Principal Balance is attributable to loans for the purchase of single-section Manufactured Homes, and not less than 65% of the Cut-off Date Pool Principal Balance is attributable to loans for the purchase of double-section Manufactured Homes;

                           (v) not less than 16% of the Cut-off Date Pool
                  Principal Balance is attributable to Land-and-Home Contracts; and

                           (vi) not more than 33% of the Cut-off Date Pool
                  Principal Balance is attributable to loans secured by Manufactured Homes located in parks."

         This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                              GREEN TREE FINANCIAL
                                              CORPORATION

                                              By  /s/ Joel H. Gottesman
                                                  ------------------------------
                                                  Senior Vice President,
                                                  General Counsel and Secretary


                                              U.S. BANK NATIONAL
                                              ASSOCIATION, as Trustee

                                              By  /s/ Laurie A. Howard
                                                  ------------------------------
                                                  Vice President


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